SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 26, 2010

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-12379 (Commission File Number)	31-1042001 (IRS Employer Identification No.)
4000 Smith Road Cincinnati, Ohio (Address of principal executive offices)		45209 (Zip Code)

Registrant’s telephone number, including area code:  (513) 979-5837

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	First Financial Bancorp.

Item 2.02	Results of Operations and Financial Condition.

On January 26, 2010, First Financial Bancorp. issued its earnings press release that included the results of operations and financial condition for the full year and fourth quarter of 2009.  A copy of the earnings press release is attached as Exhibit 99.1, with the financial information attached as Exhibit 99.2.

The earnings press release includes some non-GAAP financial measures.  The first non-GAAP financial measure, Net interest margin (fully tax equivalent), appears in the table entitled “Consolidated Financial Highlights” under the section “Key Financial Ratios.”  It also appears in the two tables entitled “Consolidated Quarterly Statements of Income”, as well as the “Consolidated Statements of Income” under “Additional Data”.  The second non-GAAP measure appears in the tables entitled “Additional Data” at the bottom of the two “Consolidated Quarterly Statements of Income” pages and the “Consolidated Statements of Income” page.  The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate.  Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis.  Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons.  Management also uses these measures to make peer comparisons.

Below is a table showing “net interest income” calculated and presented in accordance with GAAP and the adjustments made to arrive at the non-GAAP financial measure “net interest income – tax equivalent.”  The table also shows “net interest margin” calculated and presented in accordance with GAAP and the method used to arrive at the non-GAAP financial measure “net interest margin (fully tax equivalent).”

	Three Months Ended					Twelve Months Ended
	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2009	2008
			(Dollars in thousands)
Net interest income	$73,182	$40,664	$31,209	$30,928	$30,129	$175,983	$116,202
Tax equivalent adjustment	295	300	307	363	360	1,265	1,808
Net interest income - tax equivalent	$73,477	$40,964	$31,516	$31,291	$30,489	$177,248	$118,010

Average earning assets	6,265,232	4,137,966	3,483,796	3,482,645	3,267,525	4,349,473	3,133,070

Net interest margin*	4.63%	3.90%	3.60%	3.61%	3.67%	4.05%	3.71%
Net interest margin (fully tax equivalent)*	4.65%	3.93%	3.64%	3.65%	3.71%	4.08%	3.77%

* Margins are calculated using net interest income annualized divided by average earning assets.

The earnings press release also includes some non-GAAP ratios in the “Consolidated Financial Highlights” page.  These ratios are:  (1) Return on average tangible common shareholders' equity; (2) Ending tangible common equity as a percent of ending tangible assets; (3) Ending tangible common equity as a percent of risk-weighted assets; (4) Average tangible common equity as a percent of average tangible assets; and (5) Tangible book value per common share.  The Ending tangible common equity as a percent of ending tangible assets and Average tangible common equity as a percent of average tangible assets are also shown in the “Regulatory Capital” section of the “Capital Adequacy” page in the earnings release.  The following table provides a reconciliation of these ratios to GAAP.  The company considers these critical metrics with which to analyze banks.  The ratios have been included in the earnings press release to facilitate a better understanding of the company’s capital structure and financial condition.

	Three Months Ended					Twelve Months Ended
	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2009	2008
		(Dollars in thousands, except per share data)
Net income available to common shareholders (a)	$12,795	$224,566	$450	$5,157	$2,084	$242,968	$22,962

Average total shareholders' equity	$679,840	$480,839	$379,944	$350,857	$286,582	$473,793	$279,709
Less:
Average Preferred stock	(78,573)	(78,221)	(78,126)	(78,038)	(7,805)	(78,241)	(1,962)
Goodwill	(51,908)	(51,908)	(28,261)	(28,261)	(28,261)	(51,908)	(28,261)
Intangible assets	(7,461)	(8,094)	(465)	(500)	(1,002)	(7,461)	(1,002)
Average tangible common equity (b)	541,898	342,616	273,092	244,058	249,514	336,183	248,484
Add back: Average preferred stock	78,573	78,221	78,126	78,038	7,805	78,241	1,962
Average tangible shareholders' equity (c)	620,471	420,837	351,218	322,096	257,319	414,424	250,446

Total shareholders' equity	675,167	670,626	446,636	353,760	348,327	675,167	348,327
Less:
Preferred stock	(79,195)	(78,271)	(78,173)	(78,075)	(78,019)	(79,195)	(78,019)
Goodwill	(51,908)	(51,908)	(28,261)	(28,261)	(28,261)	(51,908)	(28,261)
Intangible assets	(7,461)	(8,094)	(465)	(500)	(1,002)	(7,461)	(1,002)
Tangible common equity (d)	536,603	532,353	339,737	246,924	241,045	536,603	241,045
Add back: Preferred stock	79,195	78,271	78,173	78,075	78,019	79,195	78,019
Tangible shareholders' equity (e)	615,798	610,624	417,910	324,999	319,064	615,798	319,064

Total assets	6,681,123	7,257,706	3,783,353	3,809,196	3,699,142	6,681,123	3,699,142
Less:
Goodwill	(51,908)	(51,908)	(28,261)	(28,261)	(28,261)	(51,908)	(28,261)
Intangible assets	(7,461)	(8,094)	(465)	(500)	(1,002)	(7,461)	(1,002)
Ending tangible assets (f)	6,621,754	7,197,704	3,754,627	3,780,435	3,669,879	6,621,754	3,669,879

Risk-weighted assets (g)	3,908,225	4,014,662	3,076,042	2,951,721	2,878,548	3,908,225	2,878,548

Total average assets	6,863,923	4,508,809	3,784,458	3,777,510	3,566,051	4,741,514	3,426,275
Less:
Goodwill	(51,908)	(51,908)	(28,261)	(28,261)	(28,261)	(51,908)	(28,261)
Intangible assets	(7,461)	(8,094)	(465)	(500)	(1,002)	(7,461)	(1,002)
Average tangible assets (h)	6,804,554	4,448,807	3,755,732	3,748,749	3,536,788	4,682,145	3,397,012

Ending common shares outstanding (i)	51,433,821	51,431,422	51,434,346	37,474,422	37,481,201	51,433,821	37,481,201

Ratios
Return on average tangible common shareholders' equity (a)/(b)	9.37%	260.04%	0.66%	8.57%	3.32%	72.27%	9.24%
Ending tangible common equity as a percent of:
Ending tangible assets (d)/(f)	8.10%	7.40%	9.06%	6.54%	6.57%	8.10%	6.57%
Risk-weighted assets (d)/(g)	13.73%	13.26%	11.05%	8.38%	8.37%	13.73%	8.37%
Average tangible common equity as a percent
of average tangible assets (b)/(h)	7.96%	7.70%	7.27%	6.51%	7.05%	7.18%	7.31%
Tangible book value per common share (d)/(i)	$10.43	$10.35	$6.61	$6.59	$6.43	$10.43	$6.43
Ending tangible shareholders' equity to
ending tangible assets (e)/(f)	9.30%	8.48%	11.14%	8.60%	8.70%	9.30%	8.70%
Average tangible shareholders' equity to
average tangible assets (c)/(h)	9.12%	9.46%	9.35%	8.59%	7.28%	8.85%	7.37%

First Financial Bancorp. does not intend for this Item 2.02 or Exhibit 99.1 to be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into its filings under the Securities Act of 1933, as amended (the “Securities Act”).   However, First Financial Bancorp, does intend for Exhibit 99.2 to be treated as “filed” for purposes of the Exchange Act, and therefore, incorporated by reference into its filings under the Securities Act.

Item 9.01	Exhibits.

(d)	Exhibits:

The following exhibits shall not be deemed to be “filed” for purposes of the Securities Act.

99.1	First Financial Bancorp. Press Release dated January 26, 2010.

The following exhibit shall be deemed to be “filed”, not “furnished” for purposes of the Exchange Act.

99.2	Financial information to accompany First Financial Bancorp. Press Release dated January 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By:	/s/ J. Franklin Hall
Franklin Hall Executive Vice President and
Chief Financial Officer

Date:  January 26, 2010

Form 8-K	First Financial Bancorp.

Exhibit Index

Exhibit No.	Description

99.1	First Financial Bancorp. Press Release dated January 26, 2010.
99.2	Financial information to accompany First Financial Bancorp. Press Release dated January 26, 2010.